Blockchain Traded Mutual Fund
BTF ?
BTF is a registered trademark of FirstBTF LLC under license from MLP Magnolia Series LLC.

RAZNOLIK Coin Fund
Preliminary Prospectus
August 6, 2021
1	Ticker: RAZ
This instrument represents a new open-end investment product we call a blockchain tradable mutual fund (BTF).
The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to section 8(a), may determine.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED August 6, 2021

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
This document contains forward-looking statements. FirstBTF may also make forward-looking statements in its annual and interim financial statements in press releases, on its website, in other written materials, and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about FirstBTF beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and FirstBTF undertakes no obligation to update publicly any of them in light of new information or future events.
The Securities and Exchange Commission (?SEC? or the ?Commission?) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation made to the contrary is a criminal offense.


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1.1.1	Table of contents
1	Ticker: RAZ	1
1.1.1	Table of contents	4
2	Investment objectives and goals	6
2.1	Fund ratios	7
3	Risk/return summary: Fee table	7
3.1	Fees and expenses of the Fund	7
3.2	Expense example	8
3.3	Ethereum fees (gas)	8
3.4	Purchase fees	9
3.5	Redemption fees	10
3.6	Exchange fee	10
3.7	Portfolio turnover	10
3.8	Maximum account fees	11
3.9	Maximum deferred sales charge	11
4	Risk/return summary investments, risks and performance	11
4.1	Principal investment strategies of the Fund	11
4.2	Principal risks of investing in the Fund	12
4.2.1	New product risk	12
4.2.2	Market risk	13
4.2.3	New fund risk	14
4.2.4	Non-diversification risk	14
4.2.5	Equity market risk	15
4.2.6	Large capitalization investing risk	15
4.2.7	Trading risk	15
4.2.8	Trading risks	16
4.2.9	Liquidity risks	16
4.2.10	regulatory risk	16
4.2.11	SPAC investment risk	16
4.2.12	Leverage risk	17
4.2.13	Portfolio turnover risk	17
4.2.14	Short selling risk	17
4.2.15	Timing risk	18
5	Management	19
5.1	liquidity	20
5.2	Custody	20
5.3	Purchase and sale of Fund Coins	21
5.3.1	eligibility	21
5.4	Swing pricing	21
6	Tax information	21
6.1	Taxation of Coin holders	26
7	Financial intermediary compensation	33
8	Investment objectives, principal investment strategies, related
risks, and disclosure of portfolio holdings	33
8.1	Investment objective	33
8.2	Implementation of investment objectives	33
8.3	Principal investment risks	34
8.4	Portfolio holdings	34
9	Management, organization, and capital structure	34
9.1	Investment Adviser	34
9.2	Legal proceedings	34
9.3	Capital stock	35
9.3.1	Founder shares	35
9.3.2	Preferred shares	35
9.3.3	RAZNOLIK Coins (other securities)	35
9.4	General risks	36
10	Shareholder information	38
10.1	Svintani	38
10.2	Determination of NAV	39
10.2.1	Valuation of cryptocurrencies	40
10.2.2	Market manipulation	41
10.2.3	Monthly NAV	41
10.2.4	Daily NAV	41
10.2.5	Instant NAV	41
10.2.6	Fair Value Pricing	42
10.3	Purchase process	42
10.4	Redemption process	42
12	Distribution arrangements	43
12.1	Sales loads	43
12.2	12b-1 fees	43
12.3	Multiple class and master feeder funds	43
12.4	Exchange-traded funds	43
12.5	Fixed-income securities	44
13	Exhibits	45
14	Concept	45
15	GLOSSARY OF DEFINED TERMS	48
16	SIGNATURES	55

2	Investment objectives and goals

initial coin offering
the initial coin offering of Raznolik coins is used to build the initial asset base backing the coin. The ICO goal is $30 million USD. There is no timeline set for meeting that goal.

RAZNOLIK, the Slovenian word for ?different? or ?mixed,? fully describes the investment choices of this Fund. As a managed fund, the Fund Manager has broad discretion in the selection of potential investments. All asset classes and industries are possible. The primary goals of the Fund are to provide stability, liquidity, and total return, making RAZNOLIK Coins a reliable currency in addition to an investable product. The Fund does not track any index. It is instead comprised of fundamentally strong assets of many types from around the world.
As a new fund, we will initially target stable long-term investments that could remain in the portfolio for many years. As the Fund grows, those more mature investments will be complimented with more volatile, high-growth stocks, such as technology stocks, initial public offerings (IPOs), special purpose acquisition companies (SPACs), venture capital funds and direct startup investments.
The Adviser and the Portfolio Manager have significant discretion in making the selections of stocks and other investments. Holding a diversified portfolio in the Fund is intended to prevent idiosyncratic events in one sector from affecting the entire portfolio.
Long-term investments by the Fund are expected to reduce the volatility and turnover of assets, thereby reducing capital gains taxes on Coin holders.
Additional information regarding the blockchain traded Fund
(BTF), including its net asset value (NAV), is maintained on the website of FirstBTF at www.FirstBTF.com and the Fund website at www.RAZNOLIK.fund.
The Fund generally may invest substantial portions( more
than half)   of its total assets in securities or other
investments other than stocks that the asset manager believes will help the Fund maximize its returns. These investments may also include cash, cash equivalents, commodities, cryptocurrencies, foreign currencies, options, private equities, convertible debt, real estate investment trusts (REITs), bonds, or other financial instruments.
2.1	Fund ratios
There are no stated Fund investment class ratios. We maintain agility to respond to economic and political events; providing maximum return means being able to adjust to market uncertainties.
3	Risk/return summary: Fee table
This table describes the fees and expenses that you may pay if you buy and hold Coins of the Fund (Coins). This table and the example below do not include the brokerage commissions that investors may pay on their purchases and sales of Coins.
3.1	Fees and expenses of the Fund
All funds have operating expenses. These expenses, which are deducted from a fund?s gross income, are expressed as a percentage of the net assets of the fund. We project the RAZNOLIK Fund expense ratio to be 1.5%, or $15 per $1,000 of average net assets. Costs are an important consideration in choosing a fund. This is because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund?s performance.
Management fees. FirstBTF will perform fund management and advisory services in exchange for .75% of assets under management (AUM) annually.
This table describes the fees and expenses that you may pay if you buy and hold Coins. This table and the example below do not include the brokerage commissions that investors may pay on their purchases and sales of Coins.
Type of fee
Percentage
Management fees
0.75
Distribution and/or service (12b-1 fees)
0.5
Other expenses
0.25
Total annual Fund operating expenses
1.5
3.2	Expense example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes an investment of $10,000 in the Fund for the time periods indicated, and then redemption of all your Coins at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund?s operating expenses, as a percentage, remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs and returns would be:

Beginning
balance
Return
Fund
expenses
End of
period
balance
year
1
10,000
500
150
10,350
year
2
10,350
518
100
10,767
year
3
10,767
538
107
11,199
year
4
11,199
560
113
11,646
year
5
11,646
582
121
12,107

3.3	Ethereum fees (gas)
The BTF blockchain is a future product that does not currently exist. The initial BTF implementation will be on the binance blockchain. References to ?ETH? or ?Ethereum" are likely to change as the fund technology matures.
   Users of the BTF blockchain must pay transaction fees (otherwise known as ?gas?) in the form of ?Svintanis,? the fundamental token for the operation of the BTF blockchain
   , to the Ethereum network for the validation of a transaction. Gas is collected by the nodes that validate the network and is intended to protect the blockchain from frivolous or malicious computational tasks. When the Fund makes a distribution of a coin holder?s interest or pays a dividend, the gas will be the responsibility of the Fund and is allocated as 12b-1 fees. If an investor tenders shares for redemption, any transaction fees required by the blockchain network will be paid directly by the investor as part of the purchase and redemption transactions. An investor who initiates a peer-to-peer transaction with another whitelisted account will have to pay the cryptocurrency equivalent (CCE) of the gas in RAZNOLIK Coins (using the instant NAV CCE).
The range of gas payable for any given transaction is determined by the Ethereum network. As of May 15, 2020, the average transaction fee on Ethereum was approximately $0.17 per transaction, based on transactions over the preceding 90 days, but such fees have historically ranged from $0.001 to $5.54 per transaction. Transaction fees may vary from transaction to transaction, dependent upon, among other things, the complexity or size of a transaction, congestion on the Ethereum network, and a user?s desired rate of processing the transaction. On an average day, it takes anywhere between 15 seconds and 5 minutes to process a transaction if an investor pays the standard gas price. A shareholder who elects to have a transaction processed faster should expect to pay a higher transaction fee.
3.4	Purchase fees
Purchase fees vary depending on the quantity of Coins purchased in a single transaction. Larger purchases have lower purchase fees. The following table shows the fees by size of purchase.
Investors purchasing with Svintani coins receive a 20%
discount on purchase fees.
From
To
Amount
1
10,000
1.5%
10,001
15,000
1.35%
15,001
50,000
1.2%
50,001
100,000
1%

3.5	Redemption fees
Redemption fees vary depending on the quantity of Coins purchased in a single transaction. Larger purchases have higher redemption fees. Larger orders also have longer wait times to reduce the frequency of a redemption requiring liquidation of underlying assets. Wait times do not reflect the network processing speed. The instant NAV and CCE of the cryptocurrency in the exchange are both subject to change. Redemption fees
From
To
Amount
Hold time
1
10,000
2%
2 minutes
10,001
150,000
2.5%
40 minutes
150,001
500,000
3%
3 hours
500,001
1,000,000
3.5%
8 hours
1,000,001
Unlimited
4%
48 hours

3.6	Exchange fee
The Fund does not charge a fee for exchanging Coins of one FirstBTF fund for Coins of another FirstBTF fund. The cryptocurrency exchanges used to perform the exchange may charge their own fee. The BTFexchange at www.btf-x.com does not charge fees for exchanging one FirstBTF Coin for another FirstBTF Coin and offers reduced charges for exchanging any BTF Coin for another BTF Coin.
3.7	Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ?turns over? its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund?s performance. As this is a new fund, there is no historical turnover data.
3.8	Maximum account fees
Dormancy fee. The Fund does not charge an account maintenance fee or cash management fee; however, any account without activity for one year will be considered dormant, resulting in a 5% dormancy fee. Any dormant account without activity for an additional five years will be considered abandoned, and the balance returned to the abandoned property fund in the last known state of residence of the Coin holder.
During the hold time. Investors submitting a redemption may not submit another redemption until the prior redemption has been completed.
Investors using Svintani coins as their purchase currency will receive a 20% discount on purchase fees. The fee table below represents the number of RAZNOLIK Coins, not CCEs. From
To
Amount
1
10,000
1.5%
10,001
15,000
1.35%
15,001
50,000
1.2%
50,001
100,000
1%

The hold time in the above table is the period between a redemption request and the time the request begins execution. The instant NAV and CCE of the currency used in
the exchange may change between the time of the redemption request and the execution of the order due to market fluctuation.
3.9	Maximum deferred sales charge
   The Fund has no deferred sales charge.
4	Risk/return summary investments, risks and performance
You can lose money on your investment in the Fund. The Fund
is subject to a variety of risks. Some or all of these risks may adversely affect the Fund?s NAV per Coin, trading price, yield, total return and/or ability to meet its objectives.
4.1	Principal investment strategies of the Fund
It is the objective of this Fund to create a new form of financial instrument that blends aspects of cryptocurrencies, such as stable coins, and traditional investment instruments, like mutual funds and exchange-
traded funds (ETFs), to form a digital currency whose value may fluctuate like an investment, but with the backing of a mix of assets. The Fund does not track any index. As the
Fund grows, the variety of assets is intended to reflect the world economy, not just that of an individual country, industry or asset class. This is accomplished by including commodities, securities, stocks, bonds and other funds in the portfolio of the Fund. Details on the RAZNOLIK Fund and the BTF concepts may be found at www.RAZNOLIK.fund and www.FirstBTF.com.
As a new fund, we will initially target stable long-term large-cap investments that could remain in the portfolio for many years. As the Fund grows, those more mature investments will be complimented with more volatile, high-growth stocks such as technology stocks, IPOs and stocks paying high dividends.
Holding mature large-cap companies in the Fund is expected
to minimize the turnover of assets, thereby reducing capital gains taxes on Coin holders while providing a safe asset and creating long-term fund value.
Research is an instrumental part of maintaining a stable RAZNOLIK Fund. Our investments are performance-driven. The uniqueness of a BTF requires constant monitoring of Coin redemptions and newly issued Coins, as well as after-market activity, to protect the Fund and its investors from unusual trading activity.
4.2	Principal risks of investing in the Fund
4.2.1	New product risk
   The RAZNOLIK Fund is a new type of financial product. Several aspects of its function have no legal precedent. An adverse ruling on one or more aspects of the Fund?s operation could negatively impact the RAZNOLIK Coin value.
The RAZNOLIK Fund is intended to trade on a BTF blockchain with the support of several distributed applications and supporting entities. There is no guarantee that these technologies or supporting entities will be developed. It is the intent of FirstBTF to provide as much of this functionality as possible as quickly as possible. It is projected that the current regulatory environment will impact the deployment of this product and other innovative financial products requiring the deployment of more centralized technologies and traditional fund management practices until legislation clarifies outstanding legal issues or the SEC exercises its statutory discretion in
favor of innovation instead of as a hindrance to innovation.
4.2.2	Market risk
a)	The price of equity securities may rise or fall,
sometimes rapidly or unpredictably, because of changes
in the broad market or changes in a company?s financial condition. These price movements may result from factors affecting individual companies, sectors or
industries selected for the Fund or the securities
market, such as changes in economic or political
conditions. Equity securities are subject to ?stock
market risk,? meaning that stock prices in general (or
for the types of securities in which the Fund invests)
may decline over short or extended periods of time.
When the value of the Fund?s securities goes down, your investment in the Fund decreases in value. Common stocks are generally exposed to greater risk than other
types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Common stocks are susceptible to general stock market
fluctuations and to volatile increases and decreases in
value as market confidence in and perceptions of their
issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary
and fiscal policies; inflation and interest rates;
economic expansion or contraction; and global or
regional political, economic and banking crises.
b)	BTF risks. The Fund is a BTF, and, as a result of a
BTF?s structure and trading on unregulated exchanges,
there may be a limited market for the Coins; to the
extent the market is limited, Coins may trade at a
material discount to NAV. Investors buying or selling
Coins in the secondary market will pay exchange fees or
other charges, as determined by that exchange. Exchange
fees may be a significant proportional cost for
investors seeking to buy or sell Coins. In addition,
secondary market investors will also incur the cost of
the difference between the price at which an investor
is willing to buy Coins (the ?bid? price) and the price
at which an investor is willing to sell Coins (the
?ask? price). This difference in bid and ask prices is
often referred to as the ?spread? or ?bid/ask spread.?
The bid/ask spread varies over time for Coins based on
trading volume and market liquidity and is generally
lower if Coins have more trading volume and market
liquidity and higher if Coins have little trading
volume and market liquidity. Further, a relatively
small investor base in the Fund, asset swings in the
Fund, and/or increased market volatility may cause
increased bid/ask spreads. Due to the costs of buying
or selling Coins, including bid/ask spreads, frequent
trading of Coins may significantly reduce investment
results, and an investment in Coins may not be
advisable for investors who anticipate regularly making
small investments.
Coins may trade at prices other than NAV. As with all BTF?s and cryptocurrencies, Coins may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Coins will approximate the Fund?s NAV, there may be times when the market price of Coins is more than the NAV (premium) or less than the NAV (discount) due to supply and demand. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Coins in the secondary market, in which case such premiums or discounts may be significant.
4.2.3	New fund risk
The Fund is a recently organized non-diversified management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision.
The BTF blockchain is a future product that does not
currently exist. The initial BTF implementation will be on
the Ethereum blockchain. References to ETH and/or Ethereum
are likely to change as the Fund matures.
4.2.4	Non-diversification risk
The Fund is non-diversified, which means that it may invest more of its assets in the securities of a single issuer or in a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund?s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund?s performance.
4.2.5	Equity market risk
The price of equity securities may rise or fall because of changes in the broad market or changes in a company?s financial condition, sometimes rapidly or unpredictably.
This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries or sectors in which the Fund invests, such as political, market and economic developments.
4.2.6	Large capitalization investing risk
The securities of large-capitalization companies may be relatively mature compared to those of smaller companies and therefore subject to slower growth during times of economic expansion.
4.2.7	Trading risk
Coins may be listed or traded on U.S. and non-U.S.
unregulated cryptocurrency exchanges. There can be no assurance that an active trading market for such Coins will develop or be maintained. Trading in Coins may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Coins inadvisable. In addition, trading in Coins on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange rules. One or more exchanges may halt trading in Coins when extraordinary volatility causes sudden, significant swings in the market price. There can be no assurance that Coins will trade with any volume, or at all, on any exchange. The Fund will implement a liquidity risk management program and make public the liquidity classification of the liquidity of each investment and maintain not less than 15% of its assets in liquid assets.

Cryptocurrency exchanges are for the most part unregulated and unregistered by the SEC, FINRA or any of the traditional oversight organizations. This may expose the investor to unforeseeable risks by nefarious exchanges. FirstBTF attempts to mitigate this risk by enforcing its BTF trademark rights requiring any exchange using or displaying the BTF term or interacting with the BTF blockchain network to conform to FirstBTF rules, which have yet to be developed.
4.2.8	Trading risks
The Fund may invest in the securities of companies. As a result, the Fund?s performance may be adversely affected if securities of those companies underperform securities of other companies or the market.
4.2.9	Liquidity risks
Cryptocurrencies held by the fund may experience variations in liquidity on exchanges. These variations may adversely affect the ability of the fund to liquidate at the calculated market price or your ability to sell
cryptocurrencies   received in the redemption process at the
CCE used in the redemption process.
4.2.10	regulatory risk
regulatory risks is the most significant threat to fund value, fund liquidity and the ability to expand the BTF ecosystem. Rather than promoting freedom, free enterprise and innovation, governments worldwide are continuing to grab more power by adding regulations to cryptocurrencies. These regulations and the selective enforcement of these regulations could adversely affect assets within the fund and the funds? ability to trade on either primary or secondary markets.
rather than protecting investors, these regulations and regulators can wipe out portfolios with no due process using a simple letter based on the politics of the moment leaving little recourse to restore the history and value to the assets involved. The selective enforcement practices go contrary to stated goals of maintaining fair, orderly, and efficient markets. Instead, big money oligarchs are favored over smaller startups with less resources to defend themselves thus stifling rather than facilitating capital formation and economic growth.
4.2.11	SPAC investment risk
The Fund may invest in special purpose acquisition companies. At the time of a SPAC IPO, that SPAC has no existing business operations and may not even have a stated target for acquisition. As a result, the SPAC may not complete its acquisition goals, resulting in a loss of investment or return of investment with minimal to no gains.
4.2.12	Leverage risk
Short selling effectively results in creating leverage in a portfolio. The Fund?s assets that are used as collateral to cover a short sale may decrease in value while the short position is held, resulting in the Fund being forced to post more collateral to cover the short position. In addition, because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is that it may amplify changes in the Fund?s NAV since it may increase the exposure of the Fund to fluctuation in performance of certain securities.
4.2.13	Portfolio turnover risk
From time to time, the Fund may trade all or a significant portion of the securities in its portfolio in response to market conditions. A high portfolio turnover rate increases transaction costs, which may increase the Fund?s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
4.2.14	Short selling risk
Short selling involves the sale of securities borrowed from a third party. The short seller profits if the borrowed security?s price declines. If a shorted security increases in value, a higher price must be paid to buy the stock back to cover the short sale, resulting in a loss. The Fund may incur expenses related to short selling, including compensation, interest or dividends, and transaction costs payable to the security lender, whether the price of the shorted security increases or decreases. The amount the Fund could lose on a short sale is theoretically unlimited. This differs from an investment in a long position where the Fund?s maximum loss is limited to the amount invested. Short selling, which effectively results in creating leverage in the Fund, could increase the Fund?s exposure to fluctuations in the market, increase losses, and increase the volatility of returns. Further, the Fund may not be able to close out a short position at an optimal time or at an acceptable price. For instance, security needed to cover a short position may not be available for purchase at or near prices quoted in the market. In addition, a securities lender may terminate the short sale and request that borrowed securities be returned to it on short notice. If this occurs, the Fund may have to buy the borrowed securities at an unfavorable price. Other short sellers of the same security may also choose to close out their positions at the same time, making it more likely that the Fund will have to cover its short sale at an unfavorable price. These actions could potentially reduce or eliminate any gain or cause a loss to the Fund as a result of the short sale. Short selling also involves counterparty risk ? the risk associated with the counterparty ceasing operations or failing to sell the security back.
4.2.15	Timing risk
The actual performance of an individual participant in the Fund will differ from the portfolio. The timing or dates when coins are purchased, which determines whether shares are purchased when the market price of a an asset is below or above its average market price, mat affect an individual participant?s return.

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5	Management
The founder of FirstBTF, Scott Lowry, will manage the Fund until the Fund meets its new offering goals. At that time, FirstBTF will recruit and hire or contract for fund management and advisory services. Mr. Lowry has managed the Deal One Limited Partnership real estate fund for the last seven years. He was a stock analyst for Shearson American Express from 1984 to 1987, after which he started his own technology consulting firm specializing in developing health care management software, eventually transitioning to electronic data systems. Mr. Lowry has the technology, business and financial background to lead the RAZNOLIK BTF Fund in charting the path for a new way of managing and moving money. FirstBTF is responsible for the compensation of Fund Managers and Advisers from its 1.25% management fee. ?

5.1	liquidity
the fund will maintain at least 15% of its assets in cash or assets that can be liquidated at or near the valuation price within 7 days. we return a proportionate share of the issuer?s net assets as specified in section 32 of the 1940 investment company act. The assets we return are a proportionate share of the actual assets held by the fund in the form of cryptocurrencies. Because we are redeeming coins in exchange for cryptocurrencies)
 the fund treats all cryptocurrencies as liquid assets the liquidity of cryptocurrencies on exchanges varies substantially. the fund manager monitors liquidity on various exchanges. The fund is not using any objective liquidity measures relying instead on the fund manager to subjectively interpret information regarding a particular cryptocurrency, exchanges, government regulation and enforcement activities to determine what coins are appropriate investments and which should be converted to other assets.

5.2	Custody
In the short term, the Raznolik fund will manage the custody of cryptocurrency and utilize a discount broker to hold traditional securities. Mid-term, the Raznolik fund will use a third-party custodian for both the traditional securities and cryptocurrencies. Longer-term, FirstBTF is developing a proprietary key management system to manage several hardware keys in a way that keeps keys holding cryptocurrencies used for liquidity and trading in either near-line or online locations and the bulk of the cryptocurrency assets in offline offsite secured locations or biometric safes with administrative security to control access. A confidential concept of operations documents regarding specific security practices and software designs can be made available to the SEC upon request. The Raznolik fund will have external audits conducted every six months after the initial fund offering is complete.
5.3	Purchase and sale of Fund Coins
There are no minimum or maximum requirements to buy or redeem Fund Coins. Purchase and redemption fees and processing times vary based on the quantity purchased. Coins may be purchased and redeemed on the Fund?s website at approximately NAV, plus fees, using cryptocurrencies. The Coins may also be traded on participating cryptocurrency exchanges, including the affiliated BTF site (www.btf-x.com), at market price. Information on the Fund?s NAV, market price, premiums, discounts and bid-ask spreads are available on the Fund?s website at www.RAZNOLIK.fund. As this is a new fund, this website and other historical trading information are not currently available. Fees and hold times associated with the purchase and redemption of Fund Coins may be found in item 3 Risk/return summary: Fee table.
prima
5.3.1	eligibility

Coins may be purchased, sold or exchanged only if the individual has passed First BTF KYC and AML checks and has been added to the BTF distributed blockchain whitelist.
5.4	Swing pricing
The Fund maintains liquidity through a liquidity reserve composed of both cryptocurrencies and cash. The liquidity reserve is targeted to be less than 20% of the total fund. Large purchase transactions may cause the reserve to be depleted below or to exceed the 20% target. In those cases, the trade creating the excess reserve and all subsequent purchase transactions will incur a 2% swing charge until the Fund Manager has restored the liquidity pool to its targeted percentage.
6	Tax information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its Coin holders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its Coin holders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Tax Code (or ?the Code?) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information (SAI). New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the ?Tax Act?) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment company (RIC), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect Coin holders and the Fund. You are urged to consult with your own tax adviser regarding how the Tax Act affects your investment in the Fund.
Coin holders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this document in light of the particular tax situations of each Coin holder and regarding specific questions as to federal, state, foreign or local taxes. Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its Coin holders. To qualify for treatment as a RIC, the Fund must distribute annually to its Coin holders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the ?Distribution Requirement?), and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund?s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the ?Qualifying Income Requirement?); and (ii) at the end of each quarter of the Fund?s taxable year, the Fund?s assets must be diversified so that (a) at least 50% of the value of the Fund?s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund?s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other
RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the ?Diversification Requirement?).
To the extent the Fund makes investments that may generate income that is not qualifying income, including in certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund?s non-qualifying income does not exceed 10% of its gross income. Although the Fund intends to distribute substantially all of its net investment income, and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable causes and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to Coin holders, and its distributions (including capital gains distributions) generally would be taxable to the Coin holders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate Coin holders and to the lower tax rates on qualified dividend income received by non-corporate Coin holders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to Coin holders. If the Fund determines that it will not qualify as a RIC, it will establish procedures to reflect the anticipated tax liability in the Fund?s NAV.
The Fund may elect to treat part or all of any ?qualified late year loss? as if it had been incurred in the succeeding taxable year in determining the Fund?s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such ?qualified late year loss? as if it had been incurred in the succeeding taxable year for purposes of characterizing Fund distributions for any calendar year. A ?qualified late year loss? generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as ?post-October losses?) and certain other late-year losses.
Net capital losses (capital losses in excess of capital gains) are not permitted to be deducted against a RIC?s net investment income. Instead, for U.S. federal income tax purposes, subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to Coin holders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code. The Fund may be subject to a nondeductible federal excise tax on certain undistributed income if it does not distribute to its Coin holders in each calendar year a statutory amount of its ordinary income for the calendar year plus a statutory amount of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year?s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax but can make no assurances that all such tax liability will be eliminated.
If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it may be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its Coin holders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate Coins of the undistributed amount so designated, (ii) will be entitled to credit their proportionate Coins of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Coins by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.
6.1	Taxation of Coin holders
Distributions. The Fund intends to distribute annually to its Coin holders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net realized capital gain will be taxable to Fund Coin holders even though the Coin holder receives these distributions in additional Coins.
The Fund, or your broker, will report to Coin holders annually the amounts of dividends paid from ordinary income, the number of distributions of net capital gain, the portion of dividends that may qualify for the dividends received deduction for corporations, and the portion of dividends that may qualify for treatment as qualified dividend income, which is taxable to non-corporate Coin holders at rates of up to 20%.
Distributions from the Fund?s net capital gains will be taxable to Coin holders at long-term capital gains rates, regardless of how long Coin holders have held their Coins. Qualified dividend income includes, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from a BTF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such BTF, underlying fund or REIT. If 95% or more of the Fund?s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.
Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December, and payable to Coin holders of record in such a month, that is paid during the following January, will be treated for U.S. federal income tax purposes as received by Coin holders on December 31 of the calendar year in which it was declared.
Coin holders who have not held Coins for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund?s ordinary income or net capital gain, respectively, actually earned during the applicable Coin holder?s period of investment in the Fund. A taxable Coin holder may wish to avoid investing in the Fund shortly before a dividend or other distribution because the distribution will generally be taxable even though it may economically represent a return of a portion of the Coin holder?s investment.
To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a ?substitute payment?) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual Coin holders and will not be eligible for the dividends received deduction for corporate Coin holders.
If the Fund?s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to Coin holders. A return of capital distribution will generally not be taxable but will reduce each Coin holder?s cost basis in the Fund and result in a higher capital gain or lower capital loss when Coins on which the distribution was received are sold. After a Coin holder?s basis in Coins has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the Coin holder?s Coins.
Sale, redemption or exchange of Coins may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Coins will be treated as long-term capital gain or loss if Coins have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Coins will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Coins held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the Coin holder of long-term capital gain (including any amounts credited to the Coin holder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Coins may be disallowed if substantially identical Coins are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Coins will be adjusted to reflect the disallowed loss.
The cost basis of Coins acquired by purchase will generally be based on the amount paid for the Coins and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Coins generally determines the amount of capital gain or loss realized on the sale or exchange of Coins. Contact the broker through whom you purchased your Coins to obtain information with respect to the available cost basis reporting methods and elections for your account.
Persons purchasing or redeeming Coins should consult their own tax advisers with respect to the tax treatment of any purchase or redemption transaction, to whether the wash sales rule applies, and to when a loss may be deductible. Taxation of Fund investments. Certain of the Fund?s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) which may, among other things, affect the Fund?s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate the recognition of income to the Fund, and defer losses. These rules could therefore affect the character, amount and timing of distributions to Coin holders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to satisfy the RIC Distribution Requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund?s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.
Backup withholding. The Fund will be required in certain cases to withhold (as ?backup withholding?) on amounts payable to any Coin holder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to ?backup withholding?; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding is not an additional tax, and any amounts withheld may be credited against the Coin holder?s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on Coin holders who are neither citizens nor permanent residents of the U.S.

Foreign Coin holders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Fund. Foreign Coin holders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an ?interest-related dividend? or a ?short-term capital gain dividend,? which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign Coin holders from the sale or other disposition of Coins generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more within the year. Foreign Coin holders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign Coin holder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign Coin holder entitled to claim the benefits of a tax treaty may be different than those described above.
Unless certain non-U.S. entities that hold Coins comply with IRS requirements, which will generally require them to report information regarding U.S. persons investing in or holding accounts with such entities, a 30% withholding tax may apply to Fund distributions payable to such entities, and with respect to redemptions and certain capital gain dividends payable to such entities, after December 31, 2018. A non-U.S. Coin holder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the Coin holder and the applicable foreign government comply with the terms of the agreement. For foreign Coin holders to qualify for an exemption from backup withholding, described above, the foreign Coin holder must comply with special certification and filing requirements. Foreign Coin holders in the Fund should consult their tax advisers in this regard.
Tax-exempt Coin holders. Certain tax-exempt Coin holders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (UBTI). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt Coin holders with respect to their Coins of Fund income. However, notwithstanding the foregoing, tax-exempt Coin holders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of real estate mortgage investment conduits (REMICs), (ii) the Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Coins constitute debt-financed property in the hands of the tax-exempt Coin holders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues, and prospective Coin holders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.
Certain potential tax reporting requirements. Under U.S. Treasury regulations, if a Coin holder recognizes a loss on disposition of Coins of $2 million or more for an individual Coin holder, or $10 million or more for a corporate Coin holder (or certain greater amounts over any combination of years), the Coin holder must file with the IRS a disclosure statement on IRS Form 8886. Direct Coin holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Coin holders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer?s treatment of the loss is proper. Coin holders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Additional tax information concerning REITs. The Fund may invest in entities treated as REITs for U.S. federal income tax purposes. The Fund?s investments in REIT equity securities may at times result in the Fund?s receipt of cash in excess of the REIT?s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund dividends received by the Fund from a REIT, and generally will not constitute qualified dividend income.
Other issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund Coin holders with respect to distributions by the Fund may differ from federal tax treatment.
Financial statements. Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Fund?s Annual Report at no charge by calling 1-800-617-0004 or through the Fund?s website at www.RAZNOLIK.fund.



PART C:  OTHER INFORMATION
7	Financial intermediary compensation
If you purchase Coins through a broker-dealer or other financial intermediary (such as a bank or cryptocurrency exchange), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary to recommend the Fund over another investment. Ask your salesperson or visit your intermediary?s website for more information.
8	Investment objectives, principal investment strategies,
related risks, and disclosure of portfolio holdings

8.1	Investment objective
It is the objective of this Fund to create a new form of financial instrument that blends aspects of cryptocurrencies such as stable coins and traditional investment instruments like mutual funds and ETFs, resulting in a digital currency whose value may fluctuate like an investment, with the backing of a mix of assets. The Fund does not track any index. As the Fund grows, the variety of assets is intended to reflect the world economy, not just that of an individual country, industry or asset class. This is accomplished by including commodities, securities, stocks, bonds and other funds in the portfolio of the Fund. Additional details on the RAZNOLIK Coin Fund and the BTF concepts may be found in the Statement of Additional Information (SAI) and on the Fund?s family of websites at www.RAZNOLIK.com, www.FirstBTF.com and www.svintani.com.
8.2	Implementation of investment objectives
As a new fund, initial investments will focus on quality and stability by investing in large-cap blue-chip stocks, U.S. bonds and stable commodities. However, the investment mix is expected to change as the Fund grows. As the Fund matures, more will be invested in mid-cap stocks, municipal bonds and opportunistic commodities. In later stages, the Fund may invest in foreign currencies, private equities or equity funds, venture capital funds or directly in startup ventures.
8.3	Principal investment risks
The principal risks associated with investing in the Fund are described in item 9 of the Prospectus.
8.4	Portfolio holdings
The portfolio holdings and current value of each holding are available on the Fund?s website at www.RAZNOLIK.com.
9	 Management, organization, and capital structure
9.1	 Investment Adviser

As this is a startup fund, the Board consists of a single person, Mr. Scott Lowry. Mr. Lowry is the founder and controlling interest holder of Svintani Holdings, the parent company of FirstBTF and BTFexchange.
As the Fund nears its goals in the new fund offering, FirstBTF will recruit a Board and determine the Board structure.
The Fund pays FirstBTF 0.75% annually of fund assets under management (AUM). This fee is paid monthly as 0.0625% of average AUM in that month. FirstBTF is paid using new issue RAZNOLIK Coins or other cryptocurrency, as chosen by FirstBTF at that time.
9.2	 Legal proceedings
There are no legal proceedings to which the Fund or the Fund?s Investment Adviser or Fund Managers are a party.
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9.3	 Capital stock
The Fund consists of three classes of coin: founder shares, preferred shares, and RAZNOLIK Coins. Each of these classes is described in more detail below.
No class of stock or coins is liable for further calls or
assessments by the Fund.
9.3.1	 Founder shares
Founder shares are the only class with permanent voting rights. Other shares may be granted voting rights, as directed by a majority of the founder shareowners on a particular issue. Svintani Holdings LLC (the parent company of FirstBTF), holds 100% of the founder shares (250,000 shares). Founder shares may be sold freely on the open market or redeemed from the Fund at three times the then-current NAV. There are no material obligations associated with owning founder shares. Founder shares are first in line for dividend distribution. Only founder shares can authorize dividends and distributions. Founder shares may be converted (1 founder share converts to 5,000 RAZNOLIK Coins).
9.3.2	 Preferred shares
Preferred shares have no voting rights except as delegated from time to time by a majority of founder shareowners, and only for the specific topic and time period delegated.
Preferred shares receive dividends only after founder shares have received a dividend of equal or greater value per unit. 500,000 preferred shares have been reserved for friends and family as well as those involved in the development of FirstBTF, the RAZNOLIK technology platform or others in the FirstBTF family of funds. Preferred shares must be held for six months following the completion of the new fund offering.
9.3.3	 RAZNOLIK Coins (other securities)
The Fund may issue an unlimited number of RAZNOLIK Coins. Each Coin represents an equal, proportionate interest in the Fund with each other Coin. Coins are entitled upon liquidation to a pro-rata Coin in the net assets of the Fund. Coin holders have no preemptive rights. The Board may create additional series or classes of Coins. Certificates representing Coins will not be issued. Coins, when issued, are fully paid and non-assessable. RAZNOLIK Coins have no voting rights except as delegated from time to time by a majority of founder shareowners, and only for the specific topic and time period delegated.
RAZNOLIK Coins receive dividends only after preferred shares have received a dividend of equal or greater value per unit. Large-capitalization investing. The Fund may invest in the securities of companies. As a result, the Fund?s performance may be adversely affected if securities of those companies underperform securities of other companies or the market. The securities of some high-value companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
9.4	 General risks
The value of the Fund?s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.
There can be no guarantee that a liquid market for such securities will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Coins will be adversely affected if trading markets for the Fund?s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Financial markets, both domestic and foreign, have experienced an unusually high degree of volatility as recently as the beginning of 2018. Continuing market turbulence may have an adverse effect on the Fund?s performance.
Cybersecurity Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of Coin holder transactions, impact the Fund?s ability to calculate its NAV, cause the release of private Coin holder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund?s investments in such portfolio companies to lose value.
New fund offering. In our ico (NFO), we are issuing an unlimited number of RAZNOLIK Coins WITH A TARGET NFO OF $30 MILLION. Each Coin (including fractions of RAZNOLIK Coins) represents its respective portion of the Fund?s assets.
RAZNOLIK Coin holders may receive promotional discounts on the BTF digital trading platform (www.btf-x.com). However, such discounts are promotional and not a right associated with ownership of the RAZNOLIK Coin. We do not currently accept RAZNOLIK Coins as payment for our services, and until the BTF digital trading platform becomes operational, purchasers of RAZNOLIK Coins will have no guarantee that their RAZNOLIK Coins can be used as payment for any of our services. Further, there is currently significant uncertainty regarding the application of federal and state laws and regulations as to the trading of RAZNOLIK Coins, including regulations governing market intermediaries, and this uncertainty may cause significant delay or may prevent us from developing our BTF digital trading platform and utilizing the RAZNOLIK Coins as currently envisioned.
RAZNOLIK Coin holders may also access the FirstBTF payment network for real-time purchase and redemption of BTF Coins at participating retailers and ATMs worldwide.
There is currently no public market for RAZNOLIK Coins, and no guarantee can be provided whether such a market will be established. Coin holders may only trade RAZNOLIK Coins on an exchange or trading system that has accepted the RAZNOLIK Coins for trading or quotation. Using funds from this initial offering, the sponsor is developing an exchange that will provide for the exchange of RAZNOLIK Coins for a variety of other cryptocurrencies. At this time, no such exchange or trading system exists. As a result, purchasers in this offering, and subsequent purchasers of RAZNOLIK Coins, will likely be limited in their ability to engage in secondary trading of RAZNOLIK Coins.
Coins are offered on the sponsor?s website on a first come first served basis. The price of the offering is the CCE of two U.S. dollars ($2) per Coin. The minimum investment amount to participate in the initial offering is the CCE of two hundred U.S. dollars ($200). At this time, the minimum purchase is ten
(10) Coins.
The initial offering price was arbitrarily determined by our Board of Directors. Payment for RAZNOLIK Coins will be accepted only in cryptocurrency, whose value is established by the sponsor at the time of Coin purchase. After the company meets the minimum offering requirement (as described below), payment for RAZNOLIK Coins will also be accepted in other cryptocurrencies, including BTC and ETH.
The initial offering of RAZNOLIK Coins will continue until we have raised the CCE of $3 million from this offering, which we refer to as the minimum offering requirement. After the initial offering, sales will be conducted on a continuous basis. Any rejected subscription will have its funds returned promptly. We will continue our public offering until its termination, which will be determined by the Fund sponsor company in its sole discretion. To avoid over-subscription or difficulties with fund management, during the initial offering period, no more than 500,000 Coins will be issued per day. The Fund Manager will convert cryptocurrencies to cash and invest funds received from the initial offering as needed to expedite conversion into underlying assets while preserving liquidity. NAV calculations, redemptions, and further publication at NAV will begin approximately 72 hours after completion of the initial offering.
10	 Shareholder information
Pricing of Coins. The price of Coins is based on the Fund?s NAV.
10.1	Svintani
Through a separate 506D filing, FirstBTF is offering coins to the public as an initial coin offering (ICO). Those coins are called ?Svintanis? and do not represent coins of this RAZNOLIK Fund.
10.2	Determination of NAV

The NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 PM Eastern Standard Time (EST)) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
The values of the Fund?s portfolio securities are based on the securities or assets? closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers, or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust?s valuation policies and procedures approved by the Board of Trustees of the Trust. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund?s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund?s portfolio securities may change on days when the Fund shareholder will not be able to purchase or sell his or her shares.
10.2.1	Valuation of cryptocurrencies
Automated. Cryptocurrencies are valued using automated methods by determining the last traded price from at least two cryptocurrency exchanges and one data aggregator, such as CoinMarketCap. Each of these queries will return a U.S. dollar value. The dollar values from these queries will be averaged to determine the valuation at that moment. This query process is also used in the published NAV calculations. Individual cryptocurrencies may trade on different exchanges. The exchanges used to value an individual cryptocurrency will be specified on the Fund?s website. The exchanges and data sources used to determine the value of a particular cryptocurrency may change over time. These changes will be identified on the Fund?s website.
Fair value. Fair value methods are used for cryptocurrency valuation when there is insufficient volume on exchanges to meet automated valuation criteria. We will use book value (purchase price) to value those cryptocurrency assets until a market is established for those currencies. Should the Fund determine a market is unlikely to develop for a cryptocurrency held within the Fund, the Fund will immediately notify the investor by publishing that information on its website and will report the valuation of that asset as zero ($0.00).
These queries will be performed at the time of any exchange through the Fund?s website whether that is a purchase or redemption.
NAV will only be calculated and communicated after the minimum fund offering has been completed.

NAV will be presented on the Fund?s website(www.RAZNOLIK.com) using three different calculations: monthly NAV, daily NAV and instant NAV. For all three NAV calculations, the same methodology is used for the calculation of a cryptocurrency?s value.
10.2.2	Market manipulation
The nature of cryptocurrencies presents opportunities for market manipulation. The RAZNOLIK Fund will have a pro-active anti-manipulation team researching the latest manipulation schemes and monitoring the assets in the Fund to intercept and prevent and report manipulation of investor assets.
10.2.3	Monthly NAV
Monthly NAV is calculated at 4:00 PM EST on the last day of the month and remains constant for the next calendar month.
For exchange-traded securities held in the Fund, the website will query 15-minute delayed quotes to determine current values. Assets valued using fair value estimates will be updated monthly.
Cumulative expenses for the current year will be calculated at the end of each month and subtracted from the Fund?s value before dividing by the number of issued Coins to determine the monthly NAV per Coin.
10.2.4	 Daily NAV
Daily NAV, also known as traditional NAV, is determined once a day after the stock markets close at 4:00 PM EST in the U.S. While there is no specific deadline by which a mutual fund must update and submit its NAVs to regulatory organizations and the media, they typically determine their NAVs between 4:00 PM and 6:00 PM EST. Presently, FirstBTF is not prepared to make a time of day commitment for publishing the daily NAV.
The Fund website will also display a chart of instant NAV values with 15-minute intervals. The investor may select to chart the instant NAV values for the last day, week, month or year. A similar charting capability will be provided for other key Fund statistics, such as liquidity ratios, new issues, redemption volumes, or other statistics deemed useful to the investor by the Fund Board.
10.2.5	 Instant NAV
Also known as the intraday indicative value (IIV), the instant NAV will be updated on the website every 15 minutes using 15-minute delayed quotes.
For exchange-traded securities held in the Fund, the website will query 15-minute delayed quotes to determine current values. Expenses will be deducted from the NAV using total expenses from the last steady NAV calculation. Equities valued using fair value pricing will remain constant until the next steady NAV calculation.
10.2.6	Fair Value Pricing
The Board has adopted procedures and methodologies to fair value Fund securities whose market prices are not ?readily available? or are deemed to be unreliable. For example, such circumstances may arise when (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security?s primary pricing source is unable or unwilling to provide a price; (iii) a security?s primary trading market is closed during regular market hours; or (iv) a security?s value is materially affected by events occurring after the close of the security?s primary trading market. Generally, when fair valuing a security, the Fund will consider all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer?s business, recent trades or offers of the security, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation.
10.3	 Purchase process
Fund shares may be purchased directly from the Fund using either U.S. dollars, bitcoins (BTC), bitcoin cash (BCH) ether (ETH) or Svintani (SVI) coins. Other cryptocurrencies may be accepted at a future date. Coins may also be purchased on cryptocurrency exchanges at market price. To purchase Coins on the Fund?s website, the buyer will deposit sufficient currency into a wallet on the Fund?s website to cover their purchase. The buyer may request to purchase any number of RAZNOLIK Coins, whose cost, including purchase fees set and swing pricing, is less than or equal to the balance in the buyer?s wallet.
10.4	 Redemption process
Fund shares are redeemed in cash or cryptocurrencies as determined by the Fund at the time of redemption. The redeemer will deposit their RAZNOLIK Coins into a wallet on the Fund?s website and specify their desired redemption currency.
12	Distribution arrangements
Coin holders must first pass AML and KYC checks before purchasing Coins directly from the Fund or on an exchange site. Svintani, along with FirstBTF and BTFexchange, are working on a standardized KYC/AML process based on recommendations and processes of the Financial Action Task Force (FATF), including the use of their black and grey lists to scrub the whitelist database and prevent the entry of bad actors before they are committed to the blockchain.
12.1	 Sales loads
The purchase fees discussed in item 3.4 are sometimes referred to as ?sales loads.? Unlike in traditional funds, sales loads are not incorporated into the offering price. The offering price is the CCE of NAV. Purchase fees are itemized separately.
12.2	 12b-1 fees
The Fund does not have any distribution arrangements and therefore does not pay distribution fees. The Fund may pay listing fees on cryptocurrency exchanges or other trading platforms.
12.3	 Multiple class and master feeder funds
This Fund has three classes of shares, which are described in item 10.3. The Fund is not a master feeder fund. This Fund may, however, invest in other funds. Those funds may or may not have some affiliation with this Fund.
12.4	 Exchange-traded funds
The Fund may invest in shares of other investment companies (including ETFs). As the shareholder of an ETF, the Fund would bear, along with other shareholders, its pro-rata portion of the other ETF?s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations. The Fund?s investments in other ETFs may be limited by applicable law.
Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs also carry the risk that the price the Fund pays or receives may be higher or lower than the ETF?s NAV. ETFs are also subject to certain additional risks, including the risks of illiquidity and possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. ETFs and other investment companies in which the Fund may invest may be leveraged, which would increase the volatility of the Fund?s NAV.
12.5	 Fixed-income securities
The Fund may invest directly or indirectly in fixed-income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.
Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher-yielding bonds are subject to more credit risk than lower-yielding bonds. Interest rate risk refers to the fluctuations in the value of fixed-income securities resulting from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value.
A number of factors, including changes in a central bank?s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed-income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.
 Financial statements

The Fund is new and has no financial statements to provide,
audited or otherwise.
13	Exhibits
FirstBTF undertakes and promises to:
a)	file an amendment to the registration statement with
certified financial statements showing the initial capital received before accepting subscriptions of more than
$200,000 CCE, more than 5,000 entities, or within 60 days
of any single subscription exceeding $1,000,000 CCE.
b)	provide the following documents in subsequent amendments:
1)	Articles of incorporation
2)	By-laws
3)	Investment advisory contracts
4)	Underwriting contracts
5)	Bonus or profit-sharing contracts
6)	Custodian agreements
7)	Other material contracts
8)	Initial capital agreements
9)	Rule 12b-1 plan
10)	Rule 18f-3 plan
11)	Code of ethics
14	 Concept
A new marketplace for blockchain assets is developing. That marketplace needs SEC registered assets to trade ? the lack of which will only perpetuate the existing unregulated, often fraudulent cryptocurrency practices. We believe that we have a comprehensive solution to the legal, technical and tax issues of a blockchain traded open-end fund, which will make our BTF approach a model for attaching real value to cryptocurrencies.
We are designing our structure to provide the following solutions to existing cryptocurrency challenges.
Party identifiers of both
sender and receiver
(buyer/seller),
(party/counterparty)
Reference number to the
verified AML/KYC information
CCE of all digital currencies
involved in a swap transaction
May be used to calculate fiat
values of securities at the
time of the transaction
Unique transaction identifier

Holder contact information
Email address, physical
address, phone number and
other contact information


Compliance
We have attempted to structure
this Fund to follow current
securities laws and final
rules, avoiding the need for
exception requests when
practical.
Redemption
Our solution creates an asset
that is redeemable at
approximately net asset value.
Issuance
By issuing continually, we
provide a mechanism to keep
the after-market trading at or
around net asset value.
AML/KYC
With smart contracts and a
blockchain-based registry, we
verify AML/KYC information
with every transaction.
Blotters
An itemized daily record of
all purchases and sales of
securities (including security
and cryptocurrency-based
swaps); all receipts and
deliveries of securities, all
receipts and disbursements of
cash and all other debits and
credits; the account for which
each such purchase or sale was
effected, the name and number
of securities, the unit and
aggregate purchase or sale
price, if any (including the
financial terms for security-
based swaps), the trade date,
and the name or other
designation of the person from
whom such securities were
purchased or received or to
whom sold or delivered; the
type of swap, the reference
security, index,
cryptocurrency or obligor, the
date and time of execution,
the effective date, the
scheduled termination date,
the notional amount(s), and
the currency(ies) in which the
notional amount(s) is
expressed, the unique
transaction identifier, and
the counterparty?s unique
identification code.
Historical Trading Record
Beginning with the first
issuance of Fund Coins during
the new fund offering on the
RAZNOLIK website, we apply
KYC/AML procedures for all
account holders and provide
transparency so that clients
can review all activities
completed by them.
Trading services
We are designing trading
features to permit clients to
continually monitor and manage
blotter, position, and other
technical analysis. We also
plan to offer investment tools
during the pre-trading period
and provide trade
confirmations, reporting and
access to pricing data during
the post-trading period.
Oversight
We believe that regulatory and
BTF oversight will instill
greater confidence in our
trading platforms and RAZNOLIK
Coins as well as future
RAZNOLIK Coins compared to
unregulated blockchain assets
and trading platforms. A
regulated blockchain asset has
the potential to spawn
legitimate and universally
accepted currencies.
Cash Fund
We provide additional comfort
to our customers with respect
to the financial stability of
the company by allocating 25%
of the gross proceeds from the
new fund offering to cover
customer and company losses,
if any, that result from
cybersecurity breaches or
theft, errors in execution of
the trading platform or its
technology, and counterparty
defaults, including instances
where counterparties lack
sufficient collateral to cover
losses. We refer to this
amount as our Cash Fund. The
Cash Fund is used in NAV
calculations. After two years
of successful operation, the
Board will determine whether
this Cash Fund is still needed
or whether it should be
invested and become part of
the Fund assets.

15	 GLOSSARY OF DEFINED TERMS
In this Prospectus, each of the following terms has the meanings set forth after such term:
?API?

Application Program Interface, a set of
routines, protocols and tools for building software applications.
?Application?

A software program that runs on a computer and is utilized for a specific purpose (or application).
?Bitcoin?
A type of a blockchain asset based on an open-source math-based protocol existing on the decentralized Bitcoin Network.
?Blockchain?

A shared ledger on a network which is a
continuously growing list of records (called
?blocks?) which are linked and secured using cryptography.
?Blockchain
asset?
Collectively, all blockchain assets based upon a computer-generated math-based and/or cryptographic protocol that may, among other things, be used to pay for goods and services, entitle the owner to certain rights, or represent other types of assets.
?Blockchain
network?
An online, end-user-to-end-user network
hosting the public transaction ledger, known as the blockchain, and the source code comprising the basis for the math-based protocols and cryptographic security governing a blockchain network.
?BTF?
Registered trademark of MLP Magnolia Series
LLC licensed to FirstBTF LLC.
?BTFexchange?
Refers to BTFexchange Inc., which we intend to operate as an alternative trading system or electronic communications network that can trade both registered securities and cryptocurrencies worldwide.
?CCE?
The cryptocurrency equivalent of a specified fiat currency. If no currency is specified, the fiat currency is assumed to be the U.S.
dollar.
?CIK?
The Central Index Key is a ten-digit number assigned by the SEC to each entity that submits filings.
?Class ID?
A unique identifier assigned by the SEC to each series of an investment company. The format is a ?C? followed by nine digits.
?Class Name?
Name of investment company series. A
registered investment company may include one or more series, each of which invests its assets in a separate portfolio of securities.
It is entered by the filer and may not
correspond to the exact legal name of the class.
?Class Ticker?
The stock market symbol, if any, for a class.
An investment company series may include one or more share classes with differing sales charges and expenses.
?Coin?
?Blockchain assets,? ?coins,? and ?tokens?
are often used interchangeably. In some
contexts, coins may be used to refer to
virtual currencies, a category of blockchain assets. See ?Blockchain Asset.?
?Collateral?
Property (such as securities) pledged by a borrower to protect the interests of the lender.
?Consensus
algorithm?
A process used to achieve agreement on a single data value among distributed processes or systems. Within blockchain applications, a consensus algorithm is used to ensure that the next block in a blockchain is the one and only true version, and it keeps powerful adversaries from derailing the system and successfully forking the chain. ?Proof-of-work? is the most widely known example of a consensus algorithm.
?Cryptocurrency?
Also known as ?digital currency? or ?virtual currency,? a subset of blockchain assets which is a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value. A
?cryptocurrency,? as the term is used in this Prospectus, is not a ?security? as that term is defined under the federal securities laws.
?Digital
signature?

A digital code generated by public key
encryption that is attached to an
electronically transmitted document to verify its contents and the sender?s identity.
?Digital wallet?
A file that houses private keys and usually contains a software client which allows access to view and create transactions on a specific blockchain network for which the wallet is designed.
?Distributed
ledger?
A database that is consensually shared and synchronized across a network.
?EDGAR?
Electronic Data Gathering, Analysis and
Retrieval is the Commission?s system for electronic filing.
?End user?
The person a software application is designed to be used by for its intended purpose.
?ERC20?

A common standard, or set of specifications, for developing blockchain tokens to ensure compatibility with the Ethereum blockchain.
?Ether?
A type of a blockchain asset based on an open-source protocol existing on the Ethereum network.
?Ethereum?

An open-source, public, blockchain-based distributed computing platform featuring smart contract functionality.
?Fiat currency?
Currency that a government has declared to be legal tender but is not backed by a physical commodity. The value of fiat money is derived from the relationship between supply and demand rather than the value of the material from which the money is made.
?Fill or kill?
(FOK)

A direction given to a broker to buy or sell a security or commodity in one order to be immediately filled in its entirety. If this is not possible, the order is canceled.
?FirstBTF?
The BTF Fund sponsor and parent company of RAZNOLIK LLC.
?ICO?
Initial coin offerings, which are offerings of blockchain assets.
?If done?

A contingent trade order, also known as a ?slave order,? which becomes active only if the primary order is executed first.
?Illiquid asset?
An asset that could not be sold within seven calendar days at approximately the value ascribed to it by the Fund.
?Limit order?
A direction given to a broker to buy or sell a security or commodity at a specified price or better.
?Liquid assets?
Assets that can be converted to cash easily and quickly. Due to the unsteady nature of cryptocurrencies, they are usually considered illiquid assets; because BTF?s are issued and redeemed in CCEs instead of fiat currencies, we consider cryptocurrencies a liquid asset.
?Lowry
Inheritors
Trust?
Parent of FirstBTF.
?Mining?
The act of validating blockchain
transactions, completed by ?miners.? The necessity of validation warrants an incentive for the miners, usually in the form of blockchain assets.
?Name of
investment
company?
This corresponds to the name of the legal entity registered under the Investment
Company Act of 1940. This is entered by the filer.
?NiloPay?
A Payment solution using cryptocurrencies as a store of medium of exchange.
?Node?
A device on a blockchain network which
supports the network by maintaining a copy of the ledger, and in certain cases, processing transactions (?mining?).
?Open-source
software?
Software with source code that anyone can inspect, modify and enhance.
?Organization
type?
Corresponds to the Commission?s two-digit code used to identify the organizational structure of a registrant. The following codes are used: 30 (N-1a/open-end mutual fund filer); 31 (N-3 filer, insurance separate account organized as an open-end fund); 32
(N-4 filer, variable annuity separate account organized as a unit investment trust); 33 (N-
6 filer, variable life separate account
organized as a unit investment trust); 55 (N-
2 filer/closed-end fund); and 75 (S-6 filer, non-insurance unit investment trust).
?Peer-to-peer
network?
A distributed application architecture that partitions tasks or workloads between peers.
Peers are equally privileged, equipotent participants in the application.
?Proof-of-stake?
A consensus distribution algorithm that
rewards earnings based on the number of
blockchain assets owned. The more of a
blockchain asset owned, the more that is gained by mining with this protocol.
?Proof-of-work?
A consensus distribution algorithm that
requires an active role in mining data
blocks. The more computational power is
provided, the more blockchain assets are rewarded.
?Protocol?

The common set of rules and instructions contained in a particular piece of software which allows computers to communicate with each other.
?Public/Private
key?
Used in asymmetrical cryptography, a
cryptographic system that uses pairs of keys:
public keys which may be disseminated widely and used by anyone to encrypt messages intended for a particular recipient, and private keys which are known only to the recipient.
?RAZNOLIK LLC?
A Texas corporation, located at 5405 Smiley
Rd, Celina, TX 75009.
?RAZNOLIK?
The mixed asset fund traded on the BTF
blockchain and licensed by FirstBTF to use the BTF trademark.
RIC
REGISTERED INVESTMENT COMPANY
?Redeeming
entity?
Any business accepting RAZNOLIK Coins in exchange for goods, services, other cryptocurrencies, or fiat currency.
?Reporting file
number?
A number with an 811- prefix assigned to filers registered under the Investment
Company Act of 1940.
?Security token?
A subset of blockchain assets that falls within the definition of a ?security? as that term is defined under the federal securities laws.
?Series ID?
A unique identifier assigned by the SEC to each series of an investment company. The format is an ?S? followed by nine digits.
?Series Name?
Name of investment company series. It is entered by the filer and may not correspond to the exact legal name of the series.
?Smart
contracts?
Self-executing rules in a programmable
computer language on the blockchain that are enforced by the participants of the network.
?Source code?

Any collection of computer instructions, possibly with comments, written using a human-readable programming language, usually as plain text, assembled into an executable computer program.
?SPAC?
Special purpose acquisition company, a type of blank check company. SPACs have become a popular vehicle for various transactions, including transitioning a company from a private company to a publicly traded company.
Certain market participants believe that, through a SPAC transaction, a private company can become a publicly traded company with more certainty as to pricing and control over deal terms as compared to traditional IPOs.
?Svintani coins?
FirstBTF securities are issued under a 506D exemption as a blockchain currency called
?Svintani coins? or ?Svintanis.?
Svintani is holding an initial coin offering of Svintani coins. These coins offer the holder discounts on BTF transaction fees.
Svintani coins are not Fund shares or
securities of FirstBTF, RAZNOLIK, BTF
holdings or any other company. Svintanis are an asset that can be used as a medium of exchange for goods and services.
The changing regulatory environment around cryptocurrencies has resulted in confusion concerning what is a currency and what is a security. FirstBTF filed a form D exemption for Svintani coins only so they cannot be called ?unregistered.? The coins do not represent any ownership of FirstBTF or rights to any profits.
?Svintani
Holdings LLC?
The parent company of FirstBTF, BTFexchange and Nilopay.
?Tokenization?
The process of converting rights to any type of asset into a digital token on a blockchain.
?Transfer fees?
Fees that are charged to blockchain network participants when a transfer is recorded on the blockchain.
?Transfers?
Transfers of blockchain assets from one
digital wallet to another digital wallet as recorded on a blockchain ledger.

?


16	SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of ____________, and State of _________, on the day of ___________,________.

____RAZNOLIK Coin
Fund

______________________ _________
   By Signature		    Title
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

_____________________  __________________ __________________
Signature    		          Title 		    Date

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Raznolik Coins   		FirstBTF.com